UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The Registrant hereby furnishes the information set forth in its News Release, dated February 21, 2018, announcing operating results for the three and twelve month periods ended December 31, 2017, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On February 22, 2018, the Registrant held a conference call and web cast with respect to its financial results for the three and twelve month periods ended December 31, 2017. The conference call scripts of Gail M. Peck, Vice President, Finance and Treasurer; S. Theis Rice, Senior Vice President and Chief Legal Officer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; Melendy E. Lovett, Senior Vice President and Chief Administrative Officer; William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups; Eric R. Marchetto, Executive Vice President and Chief Commercial Officer, TrinityRail; and James E. Perry, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8, respectively, and incorporated herein by reference.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 7.01 Regulation FD Disclosure.

See "Item 2.02 — Results of Operations and Financial Condition."

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:
Exhibit No. / Description
99.1 News Release dated February 21, 2018 with respect to the operating results for the three and twelve month periods ended December 31, 2017.
99.2 Conference call script of February 22, 2018 of Gail M. Peck, Vice President, Finance and Treasurer.
99.3 Conference call script of February 22, 2018 of S. Theis Rice, Senior Vice President and Chief Legal Officer.
99.4 Conference call script of February 22, 2018 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.5 Conference call script of February 22, 2018 of Melendy E Lovett, Senior Vice President and Chief Administrative Officer.
99.6 Conference call script of February 22, 2018 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups.
99.7 Conference call script of February 22, 2018 of Eric R. Marchetto, Executive Vice President and Chief Commercial Officer, TrinityRail.
99.8 Conference call script of February 22, 2018 of James E. Perry, Senior Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

February 22, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer